THE GABELLI EQUITY INCOME FUND

                              FIRST QUARTER REPORT
                              DECEMBER 31, 1999(A)


TO OUR SHAREHOLDERS,

      The market was not very generous to higher yielding stocks in 1999. Technology stocks, which generally have low yields or none at all, were responsible for much of the gains in the Standard & Poor's 500 Index during the fourth quarter and the full year. Rising interest rates through the year also tended to restrain higher yielding stocks, in particular interest rate-sensitive utility stocks.

INVESTMENT PERFORMANCE

      For the quarter ended December 31, 1999, The Gabelli Equity Income Fund's (the "Fund") total return was 2.84% after adjusting for the $2.21 per share dividend paid on December 20, 1999. The Standard & Poor's ("S&P") 500 Index and Lipper Equity Income Fund Average had total returns of 14.87% and 3.81%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 9.33% for 1999. The S&P 500 Index and Lipper Equity Income Fund Average rose 21.03% and 3.35%, respectively, over the same twelve-month period.

      For the five-year period ended December 31, 1999, the Fund's total return averaged 18.95% annually versus average annual total returns of 28.54% and
17.27% for the S&P 500 Index and Lipper Equity Income Fund Average, respectively. Since inception on January 2, 1992 through December 31, 1999, the Fund had a cumulative total return of 211.51%, which equates to an average annual total return of 15.26%.

WHAT WE DO

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last eight years at The Gabelli Equity Income Fund and for over 23 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology.

      [Graphic of pyramid omitted--text as follows]

      EPS

      PMV

      MANAGEMENT

      CASH FLOW

      RESEARCH

      [End of Pyramid text]


--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                                Calendar Quarter
                                                  ------------------------------------------
                                                    1st         2nd        3rd         4th           Year
                                                    ---         ---        ---         ---           ----
  1999:   Net Asset Value ....................... $16.39      $18.26     $17.58       $15.80        $15.80
          Total Return ..........................  (1.5)%      11.7%      (3.4)%        2.8%          9.3%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................... $17.70      $17.72     $15.97       $16.70        $16.70
          Total Return ..........................  10.1%        0.5%      (9.7)%       12.7%         12.6%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................... $14.27      $16.03     $17.39       $16.12        $16.12
          Total Return ..........................   1.2%       12.7%       8.8%         3.0%         27.9%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................... $13.47      $13.54     $13.81       $14.16        $14.16
          Total Return ..........................   5.5%        1.0%       2.5%         8.0%         17.9%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................... $11.56      $11.99     $12.65       $12.84        $12.84
          Total Return ..........................   8.5%        4.3%       6.1%         6.9%         28.3%
-------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ....................... $11.26      $11.08     $11.54       $10.72        $10.72
          Total Return ..........................  (2.2)%      (0.8)%      4.9%        (0.7)%         1.1%
-------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ....................... $11.35      $11.72     $12.15       $11.57        $11.57
          Total Return ..........................   7.4%        3.8%       4.2%         1.5%         17.9%
-------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ....................... $10.19      $10.36     $10.40       $10.64        $10.64
          Total Return ..........................   2.4%(b)     2.3%       1.1%         3.7%          9.8%(b)
-------------------------------------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1999 (a)
----------------------------------------------
  1 Year ..........................   9.33%
  5 Year ..........................  18.95%
  Life of Fund (b) ................  15.26%
----------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------

      Our focus is on free cash flow: earnings before interest, taxes, depreciation and amortization ("EBITDA") minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to, or detract from, our private market value ("PMV") estimates. Finally, we look for a catalyst: something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equity markets. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

THE TORTOISE AND THE HARE

      Companies in more mature, stable industries tend to pay a greater percentage of their earnings to shareholders in the form of dividends. Companies in faster growth industries such as technology, generally reinvest all or most of their earnings in their businesses. Higher yielding stocks generally deliver respectable returns in strong stock markets and better relative returns in flat and down markets. Growth stocks usually outperform in vibrant markets and underperform in more difficult market environments.


--------------------------------------------------------------------------------
                                Dividend History
                                ----------------
                                             Rate    Reinvestment
                 Payment (ex) Date         Per Share     Price
                 -----------------         --------- ------------
                 December 20, 1999           $2.21      $15.30
                 September 27, 1999          $0.06      $17.39
                 June 28, 1999               $0.05      $17.98
                 March  29, 1999             $0.06      $16.67
               ------------------------------------------------
                 December 21, 1998           $1.27      $16.36
                 September 28, 1998          $0.04      $16.20
                 June 26, 1998               $0.06      $17.65
                 March  27, 1998             $0.05      $17.70
               ------------------------------------------------
                 December 29, 1997           $1.78      $15.94
                 September 30, 1997          $0.05      $17.39
                 June  30, 1997              $0.05      $16.03
                 March  31, 1997             $0.06      $14.27
               ------------------------------------------------
                 December 27, 1996           $0.76      $14.28
                 September 30, 1996          $0.07      $13.81
                 June 28, 1996               $0.06      $13.54
                 March  31, 1996             $0.07      $13.47
               ------------------------------------------------
                 December 29, 1995           $0.68      $12.84
                 September 29,1995           $0.07      $12.65
                 June 30, 1995               $0.07      $11.99
                 March 31, 1995              $0.07      $11.56
               ------------------------------------------------
                 December 30, 1994           $0.74      $10.72
                 September 30, 1994          $0.08      $11.54
                 June 30, 1994               $0.09      $11.08
                 March 31, 1994              $0.06      $11.26
               ------------------------------------------------
                 December 31, 1993           $0.76      $11.57
                 September 30, 1993          $0.06      $12.15
                 June 30, 1993               $0.06      $11.72
                 March 31, 1993              $0.08      $11.35
               ------------------------------------------------
                 December 31, 1992           $0.15      $10.64
                 September 30, 1992          $0.07      $10.40
                 June 30, 1992               $0.06      $10.36
                 March 31, 1992              $0.05      $10.19
--------------------------------------------------------------------------------

      These "tortoise and hare" performance characteristics were clearly demonstrated in the last four months of 1999. During the sharp September/October stock market correction, higher yielding stocks held up quite well, with their yields providing some shelter from the market storm. With growth stocks, and particularly leading technology stocks, rallying again in November/December, higher yielding stocks were left in the market dust.

      In the fable, the tortoise ends up winning the race. In the stock market marathon, we think the tortoise and hare will likely hit the tape at about the same time. In other words, we think investors are well served by having exposure to growth stocks and higher yielding stocks. The former will produce more exciting short and intermediate term gains. However, the latter will provide income, help diminish overall portfolio volatility, and help investors sleep more soundly.

THE ECONOMY AND THE MARKET

      The long term bull market in U.S. stocks has been fueled by low inflation, declining interest rates, strong corporate profit growth, and very favorable supply/demand dynamics for equities. As we write, two of the four ingredients that have been propelling the market remain in place. Corporate profits are expanding at an attractive rate, and demand for equities continues to outpace supply. However, inflation has moved modestly higher and market interest rates are at two-year peaks.

      Will inflation remain in the current comfort zone? That depends on whether the Federal Reserve can effectively restrain the economy and whether increased productivity can continue to offset rising wages in a tight labor market. At present, nobody (including us) can answer these questions. However, we suspect that if the economy continues to expand at a rate in excess of 5.0% and the job market continues to tighten, there will be more serious inflationary implications and interest rates will move even higher. If this economic scenario unfolds, stocks will likely stall or perhaps correct. If the Federal Reserve succeeds in cooling down the economy and inflation and interest rates stabilize around current levels, stocks could advance in line with corporate earnings growth.

      Higher yielding stocks should perform better on a relative basis in either scenario. If the market does encounter trouble in the year ahead, the defensive characteristics of higher yielding stocks will surface. If the market advances in line with corporate earnings growth, higher yielding stock returns should be more competitive with growth stock gains.

THIS YEAR'S SCORECARD

      Our best performers this year were concentrated in telecommunications (BCE, Deutsche Telekom, Telefonica de Espana, British Telecom, and France
Telecom); communications equipment (Motorola); media (Granite Broadcasting, Viacom, News America Holdings, and Dow Jones); and financial services (American Express, Deutsche Bank, and Northern Trust).

      Our utilities holdings were mixed, with Providence Energy, Citizens Utilities, United Water Resources, and Eastern Enterprises posting excellent gains, and Peoples Energy, Southwest Gas, Public Service Enterprise Group, and Energy East declining substantially. We are not surprised that some of our utility holdings struggled in the face of rising interest rates. Interest rate-sensitive utilities tend to perform poorly when rates are rising. However, lower utility stock prices may accelerate the already robust merger and acquisition activity in the group. We believe most of the Fund's utility holdings are potential takeover candidates.

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions contributed significantly to the solid performance of the Equity Income Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

-------------------------------------------------------------------------------------------------------------
                                            1999 COMPLETED DEALS

                                  NUMBER AVERAGE      COST CLOSING
   FUND HOLDING                    OF SHARES (a)      PER SHARE (b)    PRICE (c)   CLOSING DATE   %RETURN (d)
   ------------                   --------------      ------------     ---------   ------------   -----------
   Honeywell Inc.                       2,000           $43.01        $114.19       12/02/99       165.49%
   Nielsen Media Research              20,000            34.66          37.75       10/25/99         8.90%
   Commonwealth Energy                 40,000            25.05          43.34       09/21/99        73.04%
   COMSAT Corp.                        15,000            19.40          45.50       09/18/99       134.54%
   Transamerica Corp.                   4,400            25.35          74.67       07/22/99       194.56%
-------------------------------------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer. (b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer. (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer. (d) Represents average estimated return based on average cost per share and closing price per share.

  NOTE:  SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.
--------------------------------------------------------------------------------

      Branded consumer goods companies including Hershey Foods and H. J. Heinz disappointed, as did industrial cyclicals such as Maytag, GenCorp, Dana Corp, Barnes Group. In our opinion, these holdings continue to represent good long term value.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BCE INC. (BCE - $90.1875 - NYSE) is Canada's global communications company. BCE recently completed a major transaction with Ameritech (AIT - $67.1875 - NYSE). Under the agreement, BCE sold 20% of Bell Canada, its wholly-owned Canadian telecommunications subsidiary, to Ameritech. BCE also owns strategic stakes in Nortel Networks (NT - $101.00 - NYSE), Teleglobe (TGO - $22.6875 - NYSE), BCE Emergis and CGI Group. One share of BCE provides ownership of 0.84 shares of Nortel Networks. The company's positions in satellites, network operations, information technology, media and e-commerce are expected to provide growth for the company.

DEUTSCHE BANK AG (DBKG.F - $84.77 - FRANKFURT STOCK EXCHANGE) is the leading publicly quoted bank in Germany with total assets of DM 1.2 trillion at year end 1998. The bank is organized into five self- contained Group Divisions providing services and products to over seven million customers - retail and private banking, corporate and real estate, Global Corporates and Institutions, Asset Management and

Global Technology and Services. Deutsche Bank has a strong market position in Germany and is expanding throughout Europe where its is the biggest foreign bank in Italy and Spain. Deutsche Bank's presence in the U.S. has been expanded by the acquisition Bankers Trust.

GENUINE PARTS CO. (GPC - $24.8125 - NYSE) distributes automotive replacement parts, industrial replacement parts and office products. The company offers approximately 200,000 automotive replacement parts and, in conjunction with NAPA, inventory, accounting, cataloging, marketing, training and other programs. The company's NAPA automotive parts distribution centers distribute replacement parts (other than body parts) for virtually all motor vehicle makes and models in service in the United States including imported vehicles, trucks, buses, motorcycles, recreational vehicles and farm vehicles. Genuine Parts distributes industrial replacement parts used in fluid transmission and irrigation, including pumps, pulleys, valves, hoses and belts. Through S.P. Richards Company, Genuine Parts also distributes office products including diskettes, telephones, furniture and copiers. Through EIS, Inc., Genuine Parts is a wholesale distributor of materials and supplies to the electrical and electronic industries.

SPRINT CORP. (FON.A - $74.25 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture called GlobalOne. Its joint venture partners, France Telecom and Deutsche Telekom, also have a direct 20% stake in Sprint. FON faces risks from prospective new entrants in its long distance business which may be offset by the "ION" high bandwidth network that the company is developing, and by other new services. On October 5, 1999, MCI WorldCom announced plans to acquire Sprint for $125 billion in stock and cash. The transaction is expected to close in about 12 months upon regulatory approval. Sprint PCS group is the leading all digital personal communications services ("PCS") carrier in the U.S. with over four million customers and licenses covering over 230 million people. Sprint PCS will be acquired as part of MCI WorldCom's (WCOM - $53.0625 - Nasdaq) acquisition of Sprint Corp.

WICOR INC. (WIC - $29.1875 - NYSE), headquartered in Milwaukee, is a diversified holding company whose subsidiaries provide natural gas distribution and manufacture pumps and fluid processing equipment, including filtration equipment. WICOR is the parent of Wisconsin Gas Company, which is the state's largest gas utility serving about 530,000 customers. In June, WICOR agreed to be acquired by Wisconsin Energy Corporation (WEC - $19.25 - NYSE) for approximately $1.275 billion plus the assumption of $230 million of WICOR debt. The combined companies will serve over one million electric customers in Wisconsin and Michigan's Upper Peninsula and serve more than 920,000 gas customers.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

SHAREHOLDER MEETING

      We are pleased to report that the shareholders of The Gabelli Equity Income Fund overwhelmingly approved the proposal to create additional classes of shares for the Fund. The creation of new classes of shares provides the Fund with distribution alternatives that address the needs of various types of investors. The offering of new classes of shares should also enhance the potential for the Fund to attract additional investors in a manner that could provide added benefits for all shareholders of the Fund. The existing class of shares have been redesignated as Class AAA shares. Presently, no introduction date has been established for the new classes of shares. The offering of new classes of shares will not diminish the ability of current shareholders to purchase and redeem Class AAA shares at net asset value.

IN CONCLUSION

      The Fund delivered respectable returns in a market that showed little appreciation for higher yielding stocks. We are not surprised or disheartened with this year's performance relative to market index benchmarks that rode soaring technology stocks to new highs. We continue to work towards our objective of steady performance in volatile equity markets.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                     Sincerely,

          /s/ signature                            /s/ signature

          MARIO J. GABELLI, CFA                    JAMES FOUNG, CFA
          Portfolio Manager and                    Associate Portfolio Manager
          Chief Investment Officer


January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------
          Eastern Enterprises                   Southwest Gas Corp.
          BCE Inc.                              GTE Corp.
          Wicor Inc.                            Deutsche Bank
          Genuine Parts Co.                     Sprint Corp.
          Exxon Mobil Corp.                     NStar
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        MARKET
    SHARES                                              VALUE
    ------                                              ------

              COMMON STOCKS -- 92.6%
              AEROSPACE -- 1.7%
     15,000   Boeing Co. .........................   $   623,437
     15,000   Northrop Grumman Corp. .............       810,937
      1,000   Raytheon Co., Cl. A ................        24,812
      2,000   Rockwell International Corp. .......        95,750
                                                     -----------
                                                       1,554,936
                                                     -----------
              AUTOMOTIVE -- 1.3%
      4,500   Ford Motor Co. .....................       240,469
     12,500   General Motors Corp. ...............       908,594
                                                     -----------
                                                       1,149,063
                                                     -----------
              AUTOMOTIVE: PARTS AND ACCESSORIES-- 3.6%
     30,000   Dana Corp. .........................       898,125
      6,000   Ethyl Corp. ........................        23,625
     25,000   GenCorp Inc. .......................       246,875
     75,000   Genuine Parts Co. ..................     1,860,937
      4,000   Meritor Automotive Inc. ............        77,500
      8,000   Tenneco Automotive Inc. ............        74,500
                                                     -----------
                                                       3,181,562
                                                     -----------
              AVIATION: PARTS AND SERVICES-- 1.8%
     25,000   Barnes Group Inc. ..................       407,812
     19,000   Curtiss-Wright Corp. ...............       700,625
      8,000   United Technologies Corp. ..........       520,000
                                                     -----------
                                                       1,628,437
                                                     -----------
              BROADCASTING -- 0.2%
     17,000   Granite Broadcasting Corp.+ ........       172,125
                                                     -----------
              BUSINESS SERVICES -- 0.4%
      7,000   Donnelley (R.H.) Corp. .............       132,125
      4,000   Dun & Bradstreet Corp. .............       118,000
      1,000   Imation Corp.+ .....................        33,562
      2,000   IMS Health Inc. ....................        54,375
      1,500   Landauer Inc. ......................        32,812
                                                     -----------
                                                         370,874
                                                     -----------
              CABLE -- 0.6%
      7,000   MediaOne Group Inc.+ ...............       537,694
                                                     -----------
              COMMUNICATIONS EQUIPMENT-- 0.2%
      1,000   Motorola Inc. ......................       147,250
                                                     -----------
              COMPUTER HARDWARE -- 0.1%
      2,000   Xerox Corp. ........................        45,375
                                                     -----------
              COMPUTER SOFTWARE AND SERVICES-- 0.1%
      1,000   International Business Machines Corp.      108,000
                                                     -----------


                                                        MARKET
    SHARES                                              VALUE
    ------                                              ------
              CONSUMER PRODUCTS -- 6.3%
      2,000   Avon Products Inc. .................  $     66,000
      6,000   Clorox Co. .........................       302,250
      9,000   Eastman Kodak Co. ..................       596,250
      5,000   Fortune Brands Inc. ................       165,312
     75,000   Gallaher Group plc, ADR ............     1,153,125
      5,000   General Cigar Holdings Inc., Cl. B+ (a)     41,562
     25,000   Gillette Co. .......................     1,029,687
      5,500   Maytag Corp. .......................       264,000
     25,000   National Presto Industries Inc. ....       887,500
     42,000   Philip Morris Companies Inc. .......       973,875
      3,000   Ralston Purina Group ...............        83,625
        200   Rothmans Inc. ......................        22,099
                                                     -----------
                                                       5,585,285
                                                     -----------
              CONSUMER SERVICES -- 0.5%
     30,000   Rollins Inc. .......................       450,000
                                                     -----------
              DIVERSIFIED INDUSTRIAL-- 2.3%
     30,000   GATX Corp. .........................     1,012,500
      1,000   General Electric Co. ...............       154,750
      3,000   Honeywell Inc. .....................       173,063
      3,000   Minnesota Mining & Manufacturing Co.       293,625
     18,000   Thomas Industries Inc. .............       367,875
      1,000   Trinity Industries Inc. ............        28,437
                                                     -----------
                                                       2,030,250
                                                     -----------
              ELECTRONICS -- 0.7%
     20,000   Thomas & Betts Corp. ...............       637,500
                                                     -----------
              ENERGY AND UTILITIES: ELECTRIC-- 6.0%
     10,000   CMP Group Inc. .....................       275,625
     30,000   Conectiv Inc. ......................       504,375
     12,000   DPL Inc. ...........................       207,750
    120,000   El Paso Electric Co.+ ..............     1,177,500
     15,000   Florida Progress Corp. .............       634,687
      8,000   FPL Group Inc. .....................       342,500
     10,000   New England Electric System ........       517,500
     95,000   Niagara Mohawk Holdings Inc. .......     1,324,062
      8,000   St. Joseph Light & Power Co. .......       164,000
      2,000   TNP Enterprises Inc. ...............        82,500
      2,000   United Illuminating Co. ............       102,750
                                                     -----------
                                                       5,333,249
                                                     -----------
              ENERGY AND UTILITIES: INTEGRATED-- 6.0%
     16,000   Burlington Resources Inc. ..........       529,000
     10,000   Central & South West Corp. .........       200,000
     12,000   CH Energy Group Inc. ...............       396,000
     22,000   Energy East Corp. ..................       457,875
     42,200   Florida Public Utilities Co. .......       717,400
     20,000   MCN Energy Group Inc. ..............       475,000

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        MARKET
    SHARES                                              VALUE
    ------                                              ------

              COMMON STOCKS (CONTINUED)
              ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
     20,000   MidAmerican Energy Holdings Co.+ ...   $   673,750
     40,000   Nstar ..............................     1,620,000
      5,000   Public Service Enterprise Group Inc.       174,063
      4,640   ScottishPower plc, ADR .............       129,920
                                                     -----------
                                                       5,373,008
                                                     -----------
              ENERGY AND UTILITIES: NATURAL GAS-- 12.7%
     55,000   AGL Resources Inc. .................       935,000
     74,000   Eastern Enterprises ................     4,250,362
     10,000   Fall River Gas Co. .................       212,500
     31,000   KeySpan Corp. ......................       718,813
      4,000   Peoples Energy Corp. ...............       134,000
     12,000   Piedmont Natural Gas Co. Inc. ......       363,000
      4,000   Providence Energy Corp. ............       148,500
      2,000   Public Service Co. of North Carolina        64,625
      1,050   Southern Union Co.+ ................        20,081
     75,000   Southwest Gas Corp. ................     1,725,000
     70,000   WICOR Inc. .........................     2,043,125
     15,000   Yankee Energy Systems Inc. .........       659,063
                                                     -----------
                                                      11,274,069
                                                     -----------
              ENERGY AND UTILITIES: OIL-- 8.7%
     13,000   Atlantic Richfield Co. .............     1,124,500
     24,000   BP Amoco plc, ADR ..................     1,423,500
     10,000   Chevron Corp. ......................       866,250
      2,000   Conoco Inc., Cl. A .................        49,500
      1,500   Devon Energy Corp. .................        49,313
     58,000   ENI SpA ............................       318,976
     22,000   Exxon Mobil Corp. ..................     1,772,375
     28,000   Texaco Inc. ........................     1,520,750
      8,759   Total Petroleum of North
               America Ltd., ADR .................       606,561
                                                     -----------
                                                       7,731,725
                                                     -----------
              ENERGY AND UTILITIES: SERVICES-- 0.7%
     16,000   Halliburton Co. ....................       644,000
                                                     -----------
              ENERGY AND UTILITIES: WATER-- 1.3%
     35,000   United Water Resources Inc. ........     1,196,563
                                                     -----------
              ENTERTAINMENT -- 0.2%
      3,000   Viacom Inc., Cl. A+ ................       181,313
                                                     -----------
              ENVIRONMENTAL SERVICES-- 0.6%
     30,000   Waste Management Inc. ..............       515,625
                                                     -----------
              EQUIPMENT AND SUPPLIES-- 2.5%
      3,000   Caterpillar Inc. ...................       141,188
      2,000   Cooper Industries Inc. .............        80,875
     25,000   Deere & Co. ........................     1,084,375
      1,000   Ingersoll-Rand Co. .................        55,063
     15,000   Mark IV Industries Inc. ............       265,313



                                                        MARKET
    SHARES                                              VALUE
    ------                                              ------
      1,500   Minerals Technologies Inc. .........   $    60,094
      1,000   PerkinElmer Inc. ...................        41,688
     18,000   Smith (A.O.) Corp., Cl. B ..........       393,750
      1,000   Union Carbide Corp. ................        66,750
                                                     -----------
                                                       2,189,096
                                                     -----------
              FINANCIAL SERVICES-- 13.1%
      3,159   Aegon NV, ADR ......................       301,685
      3,500   American Express Co. ...............       581,875
     11,000   Argonaut Group Inc. ................       218,625
      1,500   Banco Popular Espanol ..............        97,829
     18,000   Banco Santander Central Hispano SA, ADR    210,375
      2,000   Banco Santiago .....................        42,750
      9,052   Bank of America Corp. ..............       454,297
     23,000   Bank One Corp. .....................       737,438
      3,000   Banque Nationale de Paris ..........       276,792
      4,000   Block (H&R) Inc. ...................       175,000
      4,000   Chase Manhattan Corp. ..............       310,750
     31,000   Commerzbank AG, ADR ................     1,131,500
     20,000   Deutsche Bank AG, ADR ..............     1,690,000
      3,000   Dresdner Bank AG, ADR ..............       166,196
      2,000   Fannie Mae .........................       124,875
      2,000   Fidelity National Corp. ............        15,125
     38,000   First Union Corp. ..................     1,246,875
     20,000   Mellon Financial Corp. .............       681,250
      1,500   Merrill Lynch & Co. Inc. ...........       125,250
      2,000   MONY Group Inc. ....................        58,375
      7,500   Morgan (J.P.) & Co. Inc. ...........       949,688
      3,000   Municipal Mortgage & Equity LLC ....        55,500
      6,000   Northern Trust Corp. ...............       318,000
      3,000   Pioneer Group Inc.+ ................        47,250
      8,000   St. Paul Companies Inc. ............       269,500
      6,300   Sterling Bancorp ...................       100,800
     12,000   SunTrust Banks Inc. ................       825,750
      4,000   U.S. Trust Corp. ...................       320,750
      3,000   Waddell & Reed Financial Inc., Cl. A        81,375
                                                     -----------
                                                      11,615,475
                                                     -----------
              FOOD AND BEVERAGE -- 1.9%
      4,000   Bestfoods Inc. .....................       210,250
      6,000   Coca-Cola Amatil Ltd., ADR .........        32,772
     12,000   Coca-Cola Beverages plc+ ...........        23,066
      1,000   Coca-Cola Co. ......................        58,250
      3,000   Corn Products International Inc. ...        98,250
     14,000   Diageo plc, ADR ....................       448,000
      6,000   Heinz (H.J.) Co. ...................       238,875
      1,000   Hershey Foods Corp. ................        47,500
     15,000   Kellogg Co. ........................       462,188
      1,000   Quaker Oats Co. ....................        65,625
                                                     -----------
                                                       1,684,776
                                                     -----------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        MARKET
    SHARES                                              VALUE
    ------                                              ------

              COMMON STOCKS (CONTINUED)
              HEALTH CARE -- 2.0%
      9,002   Aventis SA, ADR ....................   $   512,003
      3,000   Bristol-Meyers Squibb Co. ..........       192,563
      1,000   Glaxo Wellcome plc, ADR ............        55,875
      3,000   Johnson & Johnson ..................       279,375
     10,000   Pharmacia & Upjohn Inc. ............       450,000
      4,000   SmithKline Beecham plc, ADR ........       257,750
                                                     -----------
                                                       1,747,566
                                                     -----------
              METALS AND MINING -- 0.4%
     15,000   Freeport-McMoRan Copper
               & Gold Inc., Cl. B ................      316,875
                                                     -----------
              PAPER AND FOREST PRODUCTS-- 0.4%
     34,000   Pactiv Corp.+ ......................       361,250
                                                     -----------
              PUBLISHING -- 2.1%
      8,000   Dow Jones & Co. Inc. ...............       544,000
      3,000   Harcourt General Inc. ..............       120,750
      5,000   McGraw-Hill Companies Inc. .........       308,125
     33,000   Reader's Digest Association Inc., Cl. B    874,500
                                                     -----------
                                                       1,847,375
                                                     -----------
              REAL ESTATE -- 0.0%
      2,500   Griffin Land & Nurseries Inc.+ .....        28,750
                                                     -----------
              RETAIL -- 0.8%
     21,000   Albertson's Inc. ...................       677,250
      2,000   Sears, Roebuck & Co. ...............        60,875
                                                     -----------
                                                         738,125
                                                     -----------
              SATELLITE -- 0.1%
      5,000   COMSAT Corp. .......................        99,375
                                                     -----------
              SPECIALTY CHEMICALS-- 2.6%
      1,200   Celenese AG ........................        21,750
      5,000   Dexter Corp. .......................       198,750
      2,000   du Pont de Nemours (E.I.) & Co. ....       131,750
      7,500   Ferro Corp. ........................       165,000
      8,000   Grace (W.R.) & Co.+ ................       111,000
     12,000   Great Lakes Chemical Corp. .........       458,250
      1,500   IMC Global Inc. ....................        24,563
     30,000   Monsanto Co. .......................     1,068,750
     20,000   Omnova Solutions Inc. ..............       155,000
                                                     -----------
                                                       2,334,813
                                                     -----------
              TELECOMMUNICATIONS-- 10.7%
      1,500   Alltel Corp. .......................       124,031
      1,000   AT&T Corp. .........................        50,750
     28,000   BCE Inc. ...........................     2,525,250
     13,500   BCT.Telus Communications Inc. ......       328,732



                                                        MARKET
    SHARES                                              VALUE
    ------                                              ------
      4,500   BCT.Telus Communications Inc., Cl. A   $   108,642
      7,108   Bell Atlantic Corp. ................       437,586
      1,500   British Telecommunications plc, ADR        357,000
     20,000   Cable & Wireless plc, ADR ..........     1,058,750
     15,000   Cable & Wireless HKT Ltd., ADR .....       436,875
     44,000   Citizens Utilities Co., Cl. B+ .....       624,250
      7,000   Deutsche Telekom AG, ADR+ ..........       497,000
      1,000   France Telecom SA, ADR .............       133,500
     24,000   GTE Corp. ..........................     1,693,500
      4,000   SBC Communications Inc. ............       195,000
      2,000   Telecom Italia SpA, ADR ............       280,000
      8,000   Telefonica SA, ADR .................       630,500
      1,000   US West Inc. .......................        72,000
                                                     -----------
                                                       9,553,366
                                                     -----------
              TOTAL COMMON STOCKS ................    82,364,745
                                                     -----------

              PREFERRED STOCKS -- 5.1%
              AVIATION: PARTS AND SERVICES -- 0.2%
      2,000   Coltec Capital Trust,
               5.25% Cv. Pfd. ....................        96,500
      3,000   Coltec Capital Trust,
               5.25% Cv. Pfd. (b) ................       110,250
                                                     -----------
                                                         206,750
                                                     -----------
              DIVERSIFIED INDUSTRIAL -- 0.1%
      2,000   WHX Corp.,
               $3.75 Cv. Pfd., Ser. B ............        51,625
                                                     -----------
              ENTERTAINMENT-- 0.0%
      1,000   Metromedia International Group Inc.,
               7.25% Cv. Pfd. ....................        30,000
                                                     -----------
              EQUIPMENT AND SUPPLIES -- 0.6%
      6,000   Sequa Corp.,
               $5.00 Cv. Pfd. ....................       540,000
                                                     -----------
              METALS  AND MINING -- 0.1%
      5,000   Freeport-McMoRan  Copper & Gold Inc.,
               7.00% Cv. Pfd. ....................        95,313
                                                     -----------
              PAPER AND FOREST PRODUCTS -- 1.2%
     20,000   Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A ............     1,010,000
                                                     -----------
              TELECOMMUNICATIONS-- 2.9%
     17,000   Citizens Utilities Co.,
               5.00% Cv. Pfd. ....................       958,375
     22,000   Sprint Corp.,
               8.25% Cv. Pfd. ....................     1,633,500
                                                     -----------
                                                       2,591,875
                                                     -----------
              TOTAL PREFERRED STOCKS .............     4,525,563
                                                     -----------

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
  PRINCIPAL                                            MARKET
   AMOUNT                                              VALUE
  ---------                                            ------

              CORPORATE BONDS -- 3.5%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.5%
$   520,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 ...................   $   415,025
                                                     -----------
              BUSINESS SERVICES -- 0.1%
    100,000   BBN Corp.,
               Sub. Deb. Cv.
               6.00%, 04/01/12 ...................        96,750
                                                     -----------
              ENTERTAINMENT -- 0.2%
    150,000   USA Networks Inc.
               7.00%, 07/01/03 ...................       156,000
                                                     -----------
              EQUIPMENT AND SUPPLIES -- 0.9%
    356,000   Kollmorgen Corp.,
               Sub. Deb. Cv.
               8.75%, 05/01/09 ...................       359,115
    500,000   Mark IV Industries Inc.,
               Sub. Deb. Cv.
               4.75%, 11/01/04 ...................       408,125
                                                     -----------
                                                         767,240
                                                     -----------
              HOME FURNISHINGS-- 1.4%
  3,600,000   Pillowtex Corp.,
               Sub. Deb. Cv.
               6.00%, 03/15/12 ...................     1,296,000
                                                     -----------
              HOTELS AND GAMING-- 0.2%
    300,000   Hilton Hotels Corp.,
               Sub. Deb. Cv.
               5.00%, 05/15/06 ...................       227,250
                                                     -----------
              PUBLISHING-- 0.2%
    100,000   News America Holdings Inc.,
               Sub. Deb. Cv.
               Zero Coupon,  03/31/02 ............       165,000
                                                     -----------
              TOTAL CORPORATE BONDS ..............     3,123,265
                                                     -----------
              TOTAL
                INVESTMENTS -- 101.2%
                (Cost $69,077,237) ...............    90,013,573

              OTHER ASSETS AND
                LIABILITIES (NET)-- (1.2)% .......    (1,101,399)
                                                     -----------
              NET ASSETS -- 100.0%
                (5,626,781 shares outstanding) ...   $88,912,174
                                                     ===========
              NET ASSET VALUE,
                OFFERING AND REDEMPTION
                PRICE PER SHARE ..................        $15.80
                                                          ======



  PRINCIPAL                          SETTLEMENT      UNREALIZED
   AMOUNT                               DATE        DEPRECIATION
  ---------                          ----------     ------------

                FORWARD FOREIGN EXCHANGE CONTRACTS
  6,874,651 (c) Deliver Hong Kong Dollars
                 in exchange for
                 USD 356,586 ........  08/24/00         $(3,770)
                                                        =======
------------------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the market value of Rule 144A securities amounted to $110,250 or 0.1% of total net assets. (c) Principal amount denoted in Hong Kong Dollars.
+     Non-income producing security.
ADR - American Depositary Receipt.
USD - U.S. Dollars.

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                    by calling 1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

         Mario J. Gabelli, CFA                  Robert J. Morrissey
         CHAIRMAN AND CHIEF                     ATTORNEY-AT-LAW
         INVESTMENT OFFICER                     MORRISSEY, HAWKINS & LYNCH
         GABELLI ASSET MANAGEMENT INC.

         Felix J. Christiana                    Karl Otto Pohl
         FORMER SENIOR VICE PRESIDENT           FORMER PRESIDENT
         DOLLAR DRY DOCK SAVINGS BANK           DEUTSCHE BUNDESBANK

         Anthony J. Colavita                    Anthony R. Pustorino
         ATTORNEY-AT-LAW                        CERTIFIED PUBLIC ACCOUNTANT
         ANTHONY J. COLAVITA, P.C.              PROFESSOR, PACE UNIVERSITY

         Vincent D. Enright                     Anthonie C. van Ekris
         FORMER SENIOR VICE PRESIDENT           MANAGING DIRECTOR
         AND CHIEF FINANCIAL OFFICER            BALMAC INTERNATIONAL, INC.
         KEYSPAN ENERGY CORP.

         John D. Gabelli
         SENIOR VICE PRESIDENT
         GABELLI & COMPANY, INC.


                                    OFFICERS

         Mario J. Gabelli, CFA                  Bruce N. Alpert
         PRESIDENT AND CHIEF                    VICE PRESIDENT AND TREASURER
         INVESTMENT OFFICER

         James E. McKee
         SECRETARY
                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB444Q499SR



                                                [PHOTO OF MARIO GABELLI OMITTED]


THE
GABELLI
EQUITY
INCOME
FUND


                                                            FIRST QUARTER REPORT
                                                               DECEMBER 31, 1999